Goldman Sachs Asset Management

Boise, ID

August 22, 2012

IDACORP

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-Looking statements include earnings guidance and estimates of key operating and financial metrics. In addition, any other statements that express or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in such statements include the following: (a) the effect of decisions by regulatory authorities affecting Idaho Power's ability to recover costs and/or earn a reasonable rate of return, or otherwise impacting Idaho Power's operations; (b) the availability of water for hydroelectric generation; (c) changes in costs and availability of materials and fuel, and their impact on the cost of infrastructure maintenance and development, the ability to meet required loads, and on the wholesale energy market in the western United States; (d) availability of required permits and approvals, rights-of-way, and siting, and impediments to contracting, construction, and start-up, for infrastructure development projects; (e) increases in capital expenditures and potential reductions in generation capacity as a result of regulatory conditions that may be imposed on power plant license renewals, or the non-renewal of such licenses; (f) operation of power generation facilities at below expected levels of performance, availability of electrical transmission capacity, and the availability of fuels for power generation at thermal plants and wind for wind power generation, and the ability to integrate wind resources into Idaho Power's power portfolio; (g) disruptions of Idaho Power's transmission system or interconnected transmission systems; (h) costs associated with compliance with current and future laws, regulations, and policies relating to the environment, natural resources, and endangered species; (i) the customer growth rate within Idaho Power's service area; (j) the impact of weak economic conditions, including on demand for electricity and wholesale market prices; (k) changes in and compliance with laws, policies, and regulations, including new interpretations and enforcement initiatives by regulatory authorities; (l) global climate change and regional weather variations affecting customer demand; (m) weather and other natural phenomena such as earthquakes, floods, droughts, lightning, wind, and fire and their impact on power demand and infrastructure; (n) increases in the costs associated with energy commodity and other derivative instruments; (o) market prices and demand for energy; (p) the ability to obtain debt and equity financing or refinance existing debt when necessary or on favorable terms; (q) general capital market conditions and government regulation that affect the cost of capital, the ability to access the capital markets, financing terms, and postretirement benefit funding obligations; (r) the outcome of litigation and regulatory proceedings, and penalties, settlements, or awards that influence business and profitability; (s) reductions in credit ratings and the resulting impact on access to capital markets; (t) restrictions on the payment of dividends under certain circumstances; (u) changes in tax laws or new interpretations of tax laws, and the availability, use, and regulatory treatment of tax credits; (v) employee workforce factors; and (w) new accounting or Securities and Exchange Commission or New York Stock Exchange requirements, or new interpretations or application of existing requirements. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP's and Idaho Power's most recent Annual Report on Form 10-K and reports on Forms 8-K and 10-Q filed with the U.S. Securities and Exchange Commission, including Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Table of Contents

IDACORP Investment Highlights

Strong Foundation For Success

- Nearly 100 Years as a Fully Integrated Electric Utility
- Low Cost Hydroelectric Generating Resources
- Productive Regulatory Strategy

Proven Record of Achievement

- Solid Financial Results
- Good Corporate Citizen
- Achieving Ongoing Regulatory Milestones

Future Growth Opportunities

- Potential Shoshone Falls Hydroelectric Generation Upgrade
- Transmission Line Growth Initiatives

Who We Are

IDACORP

- Regulated
  - IDAHO POWER — An IDACORP Company
- Non-Regulated
  - IDACORP FINANCIAL
  - IDA-WEST ENERGY — An IDACORP Company

Our Vision:

To be regarded as an exceptional utility.

Our Mission:

Prosper by providing reliable, responsible, fair-priced energy services, today and tomorrow.

Idaho Power Service Area

Hydroelectric Facilities and Nameplate Capacities

1	Hells Canyon	391.5 MW
2	Oxbow	190.0 MW
3	Brownlee	585.4 MW
4	Cascade	12.4 MW
5	Swan Falls	27.2 MW
6	C. J. Strike	82.8 MW
7	Bliss	75.0 MW
8	Lower Malad	13.5 MW
9	Upper Malad	8.3 MW
10	Lower Salmon	60.0 MW
11	Upper Salmon	34.5 MW
12	Thousand Springs	8.8 MW
13	Clear Lake	2.5 MW
14	Shoshone Falls	12.5 MW
15	Twin Falls	52.9 MW
16	Milner	59.4 MW
17	American Falls	92.3 MW
	Total	1,709.0 MW

Thermal Facilities And Capacities

Coal	
Jim Bridger	770.5 MW*
North Valmy	283.5 MW*
Boardman	64.2 MW*
Natural Gas	
Bennett Mountain	172.8 MW
Evander Andrews	270.9 MW**
Langley Gulch	330.0 MW***
Diesel	
Salmon Diesel	5.0 MW
Total	1,896.9 MW



WASHINGTON
OREGON
IDAHO
WYOMING
UTAH
NEVADA
Boardman
Salmon
Payette
Langley Gulch
Boise
Bennett Mountain
Danskin
Snake River
Twin Falls
Pocatello
Jim Bridger
North Valmy
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17

* Idaho Power Co. Share ** Danskin *** Winter Capacity

Idaho Power Core Business

Fully Integrated Electric Utility



Generation

1,709	MW Hydro
1,118	MW Coal
779	MW Other*
3,606	Total MW



Step-Up Station

23 In service

Transmission

4,828 Miles of high-voltage transmission lines





Substation

228 Substations



Distribution Lines

26,714 Miles of distribution lines



Customers

497,996 General Business Customers as of June 30, 2012

*Includes Langley Gulch Winter Capacity - 330MW

Productive Regulatory Strategy

Notable Rate Changes

Year	Regulatory Action	Effective Date	Annualized Revenue Impact (Millions)	
2009	Idaho General Rate Case	February 1st	$ 21	$43
	Idaho General Rate Case	March 19th	6	
	Idaho AMI	June 1st	11	
	Oregon AMI	June 1st	1	
	Oregon Power Cost Update	June 1st	$ 4	
2010	Idaho Settlement Agreement	June 1st	$ 89	($45)
	Idaho PCA	June 1st	(147)	
	Idaho Pension Expense Recovery	June 1st	5	
	Idaho AMI	June 1st	2	
	Idaho FCA	June 1st	4	
	Oregon Power Cost Update	June 1st	$ 2	
2011	Idaho PCA	June 1st	$ (40)	($25)
	Idaho FCA	June 1st	3	
	Idaho Pension Expense Recovery	June 1st	$ 12	

Productive Regulatory Strategy

2012

Regulatory Action	Effective Date	Annualized Revenue Impact (Millions)
Idaho Settlement Agreement	January 1st	$ 34.0
Oregon General Rate Case	March 1st	1.8
Idaho - PCA	June 1st	43.0
Oregon - APCU	June 1st	1.8
Depreciation For Non – AMI Meters	June 1st	(10.6)
Depreciation Study – Idaho	June 1st	(1.3)
Boardman – Idaho	June 1st	1.5
Idaho FCA	June 1st	1.2
Revenue Sharing – Idaho	June 1st	(27.1)
Langley Gulch - Idaho	July 1st	$ 58.1

$102.4

2013

Proposed Action		
Langley Gulch – Oregon[1]	March	$ 3.0

[1] The OPUC has established a schedule for this docket that provides for new rates effective in March 2013.

Low Rates for Customers

Residential and Industrial
(cents / kilowatt-hour)


Residential
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
2006 2007 2008 2009 2010 2011 2012
Idaho Power
National Average*


Industrial
$0.09
$0.07
$0.05
$0.03
$0.01
2006 2007 2008 2009 2010 2011 2012
Idaho Power
National Average *

*Source: Edison Electric Institute "Typical Bills and Average Rates Report" 12 months ending 1/1/12

Earnings Per Diluted Share & Return on Year-End Equity

(Period-End)


Earnings Per Diluted Share
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
FY 2012 Guidance
As of August 2, 2012
$3.20 - $3.35
$2.17
$2.64
$2.95
$3.36
15.7% CAGR
2008
2009
2010
2011
2012


Return on Equity
12%
10%
8%
6%
4%
2%
0%
7.6%
8.9%
9.3%
10.1%
10.4%
2008
2009
2010
2011
2012
12 Mos. Ended
Jun. 30

Summary of Cash Flows

($ Million)

IDACORP	Six Months Ended June 30, 2012	2011
Net cash provided by operating activities	$ 83.0	$ 156.9

Liquidity

As of June 30, 2012
($ Million)

	IDACORP	Idaho Power[1]
5-Year Line of Credit Facility – Expires October 2016	$ 125.0	$ 300.0
Plus: Cash and Cash Equivalents	8.1	6.2
Less: Commercial Paper	(54.7)	(10.0)
Total	$ 78.4	$ 296.2

(1) Excludes $24.2 million identified for Port of Morrow and American Falls bonds that holders may put to Idaho Power.

Strong Credit Profile

($ Millions)

Idaho Power Senior Secured Debt Rating:	S&P	Moody's		
	A-	A2	-	Stable Outlook



Manageable Debt Maturities
Millions
$230
$240
$130
$140
$105
$55
$100
$70
$120
$100
$100
$50
$20
$116
$4
$100
$70
$50
$60
$100
$100
2012*
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040

* $100M Refinanced and redeemed in 2012

IDACORP Common Stock Dividend

IDACORP has a dividend policy that provides for a target long-term dividend payout ratio of between 50 and 60 percent of sustainable IDACORP earnings, with the flexibility to achieve that payout ratio over time.



$0.30
Q4
2011
$0.33
Q1
2012
Quarterly Rate
$1.20
$1.32
Annualized Dividend Rate

Key Financial & Operating Metrics and 2012 Earnings Guidance

	2012 Estimates [1]
Idaho Power Operations & Maintenance Expense (millions)	$325 - $335
Idaho Power Additional Amortization of ADITC	None
Idaho Power Capital Expenditures (millions)	$230 - $235
Idaho Power Hydroelectric Generation (million MWh)	7.5 – 8.5
Non-Regulated Subsidiary Earnings and Holding Company Expenses (millions)	$0 - $3
2012 IDACORP Earnings Guidance [1]	$3.20 - $3.35 per diluted share

[1] As of August 2, 2012. The 2012 guidance incorporates all of the key operating and financial assumptions listed above.

Good Corporate Citizen


BALANCE
IDACORP

IDACORP's First Sustainability Report

- Balanced and responsible management
- Operational excellence
- Environmental stewardship
- Engaged, empowered employees
- Strong community partnerships

www.Idahopower.com/Sustainability


CO_2 Emissions from Idaho Power-Owned Generation
CO_2 Emissions - Millions of Tons
25.0
20.0
15.0
10.0
5.0
0.0
2002
2003
2004
2005
2006
2006 Industry Average
2007
2008
2008 Industry Average
2009
2010
2010 Industry Average
2011

ADITC Extension 2012-2014



Sharing Percentage
100%
75%
50%
25%
Earnings
Deadband
Customer Benefit
Company Benefit
9.50%
10.00%
10.50%
$5M
$10M
$15M
$20M
$25M
Return On Year-End Equity In Idaho Jurisdiction
Ability to use additional ADITC's of up to $25 million in 2012 and $45 million over three year period 2012-2014*

* At August 2, 2012, the company does not expect to use additional ADITC's in 2012

ADITC—Accumulated Deferred Investment Tax Credits

Langley Gulch

- **Plant Statistics**
  - 330 MW (winter capacity) combined cycle natural gas power plant
  - In-service June 29, 2012
  - Heat rate – approx. 6,750 Btu/kWh
  - Gas burn rate – approx. 1,800 MMBtu/h

- **Idaho Rate Recovery**

Total Estimated Plant Investment	$398.1M
Idaho Rate Base	$335.9M
Regulated Rate of Return	7.86%
Base Rate Increase	$58.1M
Effective Date	July 1, 2012



Boardman to Hemingway

500kV Transmission Line Project

- Joint funding agreement Jan. 12, 2012
  - Idaho Power, BPA, PacifiCorp
- 300 mile, 500-kV transmission line
- In-service date unlikely before 2018
- Capacity:
  - 1,000 MW east to west
  - 1,050 MW west to east.


WA
MT
OR
ID
WY
NV
UT
CO
CA
AZ
NM


WASHINGTON
BENTON COUNTY
WALLA WALLA COUNTY
ASOTIN COUNTY
LONGHORN SUBSTATION
BOARDMAN
GRASSLAND SUBSTATION
HORN BUTTE SUBSTATION
CECIL
UMATILLA COUNTY
PENDLETON
MORROW COUNTY
PILOT ROCK
WALLOWA COUNTY
JOSEPH
LA GRANDE
UNION COUNTY
GILLIAM COUNTY
UKIAH
NORTH POWDER
IDAHO COUNTY
ADAMS COUNTY
IDAHO
KEATING
BAKER CITY
MONUMENT
KIMBERLY
WHEELER COUNTY
BAKER COUNTY
GRANT COUNTY
DURKEE
WEATHERBY
MINERAL
JOHN DAY
CANYON CITY
PRAIRIE CITY
WASHINGTON COUNTY
OREGON
HUNTINGTON
WEISER
BROGAN
CRYSTAL
SENECA
CROOK COUNTY
PAYETTE COUNTY
WESTFALL
GEM COUNTY
HARPER
CANYON COUNTY
HARNEY
BURNS
HEMINGWAY SUBSTATION
MALHEUR COUNTY
OWYHEE COUNTY
HARNEY COUNTY

Gateway West

Transmission Line Project

A joint proposal between Idaho Power Company and PacifiCorp



IDAHO
Boise
Hemingway
Murphy
Midpoint
Borah
Pocatello
Populus
Twin Falls
Cedar Hill
Montpelier
Kemmerer
Jim Bridger
Rock Springs
Creston
Rawlins
Aeolus
Casper
Glenrock
Windstar
Medicine Bow
OREGON
IDAHO
NEVADA
UTAH
WYOMING
COLORADO
Salt Lake City
0
50
100
Miles
Approximate Substation Location
Proposed
Energize to 500 kV
Alternative
Study Area

Segment Number	Connected Substations	Length (Miles)	Idaho Power Permitting Interest
6	Borah to Midpoint	88	100%
8	Midpoint to Hemingway	126	33%
9	Cedar Hill to Hemingway	152	33%
10	Midpoint to Cedar Hill	34	33%

Appendix



IDACORP

Idaho Economic Brief

Unemployment Rate


10.0
8.0
6.0
4.0
2.0
0.0
2007
2008
2009
2010
2011
2012
2013
2014
2015
Historic
Forecast
Idaho
U.S.

Top Employers

Wal-Mart Stores, Inc.	Boise State University	St. Lukes Health System	St. Alphonsus Medical Center	Idaho State University
Battelle Energy Alliance	Micron Technologies, Inc.	J.R. Simplot Company	Wells Fargo & Company	Hewlett-Packard Company

- Idaho 7th in index of states' economic recoveries last quarter – Bloomberg News, 3/30/12
- A Brookings Institution report named Boise as one of the top 20 metropolitan areas for strong economic recovery in the 4th quarter of 2011. – Idaho Press-Tribune, 4/3/12

Source: Moody's Analytics, July 2012

Idaho Economic Brief

Boise Area Highlights - 2012

LACTALIS AMERICAN GROUP

$40 million mozzarella plant expansion

Simplot

JUMP Project - $70 million project in downtown Boise

St Luke's

Ten year, $1.2 billion capital plan

Retail Activity

Big Al's

ROSAUERS SUPERMARKETS

NORDSTROM rack

FredMeyer

Credit Ratings

As of August 2, 2012

	Standard and Poor's		Moody's	
	Idaho Power	IDACORP	Idaho Power	IDACORP
Corporate Credit Rating / Long-Term Issuer Rating	BBB	BBB	Baa1	Baa2
Senior Secured Debt	A-	None	A2	None
Senior Unsecured Debt	BBB	None	Baa1	None
Short-Term Tax-Exempt Debt	BBB/A-2	None	Baa1/VMIG-2	None
Commercial Paper Senior Unsecured	A-2	A-2	P-2	P-2
Credit Facility	None	None	Baa1	Baa2
Senior Unsecured Rating Outlook	Stable	Stable	Stable	Stable
Date of Last Action	February 24, 2010		March 30, 2010	

General Business
Energy Sales & Revenues

By Customer Class



General Business Energy Sales
(MWh's - Thousands)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
14,544
13,948
13,513
13,734
14,086
2008
2009
2010
2011
2012
12 Mos. Ended
Jun. 30
Residential
Commercial
Industrial
Irrigation



General Business Revenues
($millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$ 784.3
$ 883.8
$ 870.4*
$ 834.5*
$ 854.9*
2008
2009
2010
2011
2012
12 Mos. Ended
Jun. 30
Residential
Commercial
Industrial
Irrigation

* Lower revenue due to annual Power Cost Adjustment (PCA).

Good Corporate Citizen


Special Report
Forbes
IDACORP
The 100 Most Trustworthy Companies
2009 & 2010

- Idaho Power shares the highest rank in business customers' satisfaction in the West Midsize Segment.

  – J.D. Power and Associates 2012 Electric Utility Business Customer Satisfaction Study

- Idaho Power is the fourth highest ranking in the West Midsize segment in results of the 2011 J.D. Power and Associates Electric Utility Residential Customer Satisfaction Study.

- Intelligent Utility magazine ranked IDACORP the 6th most intelligent utility in 2011, up from 10th place in 2010.

- Idaho Power's nine year average OSHA recordable employee injury rate is more than 25 percent below the national average.

2011 Integrated Resource Plan



CCCT
(Langley Gulch)*
300MW
Shoshone Falls Upgrade*
49MW
Geothermal
52MW
Solar Power Tower
50MW
Small Hydro
60MW
2011
2012
2015
2016
2021
2022
2024
2025
2028
2029
2030
Boardman to Hemingway
450MW
SCCT
170MW
CCCT
300MW
SCCT
170

*Committed Resource

Projects and dates shown are set forth in the 2011 IRP and have not been updated to reflect the current mix and timing of projects.

Summer Peak

Load and Resources

July 16, 2010



Demand Response Programs
3,500
3,000
2,500
2,000
1,500
1,000
500
0
MW
12:00 AM
6:00 AM
12:00 PM
6:00 PM
12:00 AM
Time
Peak Load
Purchased Power
Gas Peakers
Hydro
Wind
Coal

PURPA Projects Under Contract



1982–2012
Megawatts (MW)
1000
800
600
400
200
0
1982-1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Federal Production Tax Credit (PTC) Starts [Oct 1992]
ID Sales Tax Rebate for Renewable Energy Starts [Apr 2005]
Federal Treasury Cash Grant & Federal Investment Tax Credit (ITC) Starts [Feb 2009]
ID Sales Tax Rebate for Renewable Energy Expires [Jun 2011]
Wind
Solar
Cogen
Biomass
Hydro
[IPC-E-05-22] IPC Petition to Lower Wind Eligibility Cap [Jun 2005]
[GNR-E-08-02] SAR Non-Fuel Variable Cost Update [Feb 2008]
[GNR-E-09-03] IPUC Review of Wind SAR Methodology [Aug 2009]
[GNR-E-10-04] Joint Petition To Lower Eligibility Cap (Phase I) [Nov 2010]
[GNR-E-11-01] Disaggregation (Phase II) [Feb 2011]
[GNR-E-11-03] SAR & IRP Methodologies (Phase III) [Sep 2011]
Wind
Solar
Cogen
Biomass
Hydro

Load vs. Wind

July 12, 2012 Peak Load - 3,245 MW

Wind during Peak Load - 14 MW


Current Wind Capacity
Total System Load MW
Total Wind MW
3400
3200
3000
2800
2600
2400
2200
2000
500
450
400
350
300
250
200
150
100
50
0
0:00
0:24
0:48
1:12
1:36
2:00
2:24
2:48
3:12
3:36
4:00
4:24
4:48
5:12
5:36
6:00
6:24
6:48
7:12
7:36
8:00
8:24
8:48
9:12
9:36
10:00
10:24
10:48
11:12
11:36
12:00
12:24
12:48
13:12
13:36
14:00
14:24
14:48
15:12
15:36
16:00
16:24
16:48
17:12
17:36
18:00
18:24
18:48
19:12
19:36
20:00
20:24
20:48
21:12
21:36
22:00
22:24
22:48
23:12
23:36
0:00
SYSTEM LOAD
TOTAL WIND

Sources of Electricity

Total Source:

2010
Supply-Side Resources


3%
3%
1%
44%
49%

Projected 2030
Supply-Side Resources


5%
7%
9%
26%
53%

Company-Owned Generation:

2010
Supply-Side Resources


3%
46%
51%

Projected 2030
Supply-Side Resources


3%
9%
32%
56%

Coal | Hydro | Natural Gas | Wind | Other

Source: Idaho Power 2011 Integrated Resource Plan

Summary of Pollution Controls

Currently Installed

Expected

	NOX		SO2			Opacity and PM		Mercury
	Low NOx Burners	SCR	Scrubber Installation	Scrubber Upgrade	Dry Sorbent Injection	Electro-Static Precipitators	Baghouse	Sorbent Injection
Jim Bridger Unit 1	2010	2022	1990	2010	n/a	1974	n/a	2015
Jim Bridger Unit 2	2009	2021	1986	2009	n/a	1975	n/a	2015
Jim Bridger Unit 3	2007	2015	1988	2011	n/a	1976	n/a	2015
Jim Bridger Unit 4	2008	2016	1979	2008	n/a	1979	n/a	2015
Boardman	2011	n/a	n/a	n/a	2014	1980	n/a	2012
North Valmy Unit 1	2008	Not Required Yet	n/a	n/a	2015	n/a	1981	n/a
North Valmy Unit 2	2007	Not Required Yet	1985	n/a	n/a	n/a	1985	n/a

Summer Outlook

August 2012 Through October 2012

Precipitation



B
EC
B
40
33
EC
EC
33
40
A
40
33
33
33
A

Temperature



EC
33
40
40
A
A
A
50
40

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce

For Additional Information

Steven R. Keen
IDACORP, Inc. – Vice President, Finance & Treasurer
Idaho Power Company – Senior Vice President, Finance and Treasurer
(208) 388-2200
SKeen@idahopower.com

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com